INCOME TAX PROVISION	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAX PROVISION
INCOME TAX PROVISION
Applicable income tax expense (benefit) provision on continuing operations is as follows:

	(In thousands)
	2015	2014	2013
Current:
Federal	$—	$(2,343)	$(1,842)
State	(7)	155	1
	(7)	(2,188)	(1,841)
Deferred	35,789	5,544	(638)
Total provision for income taxes	$35,782	$3,356	$(2,479)

Deferred income taxes are provided for temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities. At December 31, 2015 and 2014, the net deferred tax liability was $27.9 million and $4.2 million respectively.
Deferred tax assets and liabilities, shown as the sum of the appropriate tax effect for each significant type of temporary differences as of December 31, 2015 and 2014, are as follows:

	(In thousands)
	2015 Deferred Tax		2014 Deferred Tax
	Asset	Liability	Asset	Liability
Net operating loss	$19,526	$—	$9,738	$—
Accrued compensation	2,156	—	2,541	—
Stock based compensation	5,822	—	5,560	—
Tenant improvement allowance	287	—	322	—
Inventory reserves	398	—	227	—
Other deferred tax assets	1,751	—	998	—
Tax credits	1,676	—	1,514	—
Other deferred tax liabilities	—	(294)	—	—
Convertible Debt	—	(2,495)	—	(3,268)
Deferred revenue – current	—	(988)	—	(375)
Prepaid expenses	—	(168)	—	(63)
Depreciation	—	(975)	—	(1,610)
Intangible assets amortization – Definite Lived	8,450	—	5,681	—
Intangible assets amortization – Indefinite Lived	—	(28,864)	—	(25,127)
Internally developed software	—	(1,582)	—	(1,126)
Capitalized R&D 59(e)	695	—	821	—
Less: Valuation Allowance	(33,249)	—	—	—
	$7,512	(35,366)	$27,402	(31,569)
Net deferred liability		$(27,854)		$(4,167)

The Company has recorded a deferred tax asset reflecting the benefit of $45.6 million of federal net operating loss carry-forwards, $2.0 million of federal tax credits for research and development and alternative minimum tax, as well as $65.8 million of state net operating loss carry-forwards, and $0.1 million of state tax credits for research and development. In connection with the acquisition of Sensage, a portion of the net operating loss carryforward is limited under section 382 of the Internal Revenue Code. The annual limitation is equal to approximately $1.7 million and the total net operating loss available for use during the carryforward period is $18.5 million. Deferred tax assets are set to expire between 2016 and 2035.
As a result of certain realization requirements of ASC 718, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets as of December 31, 2014 that arose directly from tax deductions related to equity compensation greater than compensation recognized for financial reporting. Equity will be increased by $0.4 million and $0.1 million for federal and state purposes respectively if and when such deferred tax assets are ultimately realized. The Company uses tax law ordering when determining when excess tax benefits have been realized.
The Company has generated three years of pretax losses due to losses generated in its Commercial Cyber Solutions segment relating to the build out of its Hexis G platform. Management has reviewed both positive and negative evidence and weighted this evidence to determine the realization of its deferred tax assets. A significant portion of the negative evidence considered included the cumulative three year losses identified above and the inability to carryback 2014 and 2015 tax losses to recover taxes previously paid given all amounts have been recovered. As a result of a cumulative negative weighting, management believed during 2015 that it was more likely than not the Company’s deferred tax assets will not be realized and recorded a valuation allowance on these assets. The valuation allowance recorded in the amount of $33.2 million did not include the reversal of the deferred tax liability associated with indefinite lived intangibles due to the nature of the underlying assets. The Company’s deferred tax assets will be evaluated in subsequent reporting periods by management using weighted current and future positive and negative evidence to determine if a change in the valuation allowance is required.
The net deferred tax liabilities shown on the balance sheet as of December 31, 2015 and 2014, are as follows:

	(In thousands)
	2015	2014
Deferred taxes – current liability	$(1,450)	$(437)
Deferred taxes – long term liability	(33,916)	(31,132)
Deferred taxes – current assets	486	3,315
Deferred taxes – long term assets	7,026	24,087
Net Deferred Tax Liability	$(27,854)	$(4,167)

A reconciliation of the difference between the statutory federal income tax rate and the effective tax rate for the Company's continuing operations for the years ended December 31, 2015, 2014 and 2013 is as follows:

	Percent of Pre-tax Income
	2015	2014	2013
Tax computed at statutory rate	35.0%	35.0%	35.0%
State income taxes net of federal income tax benefit	5.9%	1.2%	13.5%
Meals and entertainment – non-deductible	3.4%	1.4%	(2.9)%
Non-deductible acquisition costs	1.1%	—%	(1.1)%
ESPP Expense	1.4%	0.8%	(0.9)%
Other permanent items	(1.0)%	(0.2)%	(1.2)%
Provision to return	1.2%	(0.7)%	(0.5)%
Tax credits	(3.8)%	(3.8)%	3.7%
Goodwill Impairment	—%	—%	—%
Valuation Allowance	566.2%	—%	—%
Effective tax rate	609.4%	33.7%	45.6%

The Company recognizes the benefit of an income tax position only if it is more likely than not (greater than 50%) that the tax position will be sustained upon tax examination, based solely on the technical merits of the tax position. Otherwise, no benefit can be recognized. Additionally, companies are required to accrue interest and related penalties, if applicable, on all tax exposures for which reserves have been established consistent with jurisdictional tax laws.
The following table represents a reconciliation of the Company's total unrecognized tax benefits balance for the year ended December 31, 2015:

(In thousands)
Activity
January 1, 2015	$408
Increases as a result of tax positions taken in a prior period	25
Increases as a result of tax positions taken during the current period	50
December 31, 2015	$483

The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying consolidated statement of operations. Accrued interest and penalties are deemed immaterial and are not included in the above table or within the financial statements.
As of December 31, 2015, the following tax years remained subject to examination by the major tax jurisdictions indicated:

Major Jurisdictions	Open Years
United States	2011 through 2014
California	2011 through 2014
Maryland	2010 through 2014
Massachusetts	2012 through 2014
Virginia	2012 through 2014

During the year ended December 31, 2015, the Internal Revenue Service (‘IRS’) initiated an audit of the Company's Federal returns for the years ended December 31, 2013 and 2014. Management has reviewed its ASC 740-10 (‘FIN 48’) positions and does not believe it is reasonably possible that its unrecognized tax benefits would materially change in the next twelve months. If an issue addressed during the IRS audit is resolved in a manner inconsistent with Management expectations, the Company would adjust its net operating loss carryback and reduce its 2014 net operating loss carryforward. The Company expects the IRS review to be completed during 2016.